            As filed with the U.S. Securities and Exchange Commission
                                on March 3, 1998

                        Securities Act File No. 333-29253
                    Investment Company Act File No. 811-08253

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 19330        [x]
                        Pre-Effective Amendment No. 2                      [x]
                        Post-Effective Amendment No.                       [ ]
                                     and/or
       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [x]
                               Amendment No. 2 [x]
                        (Check appropriate box or boxes)
                             Boyar Value Fund, Inc.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            590 Madison Avenue
                            New York, New York                     10022
               ---------------------------------------          ----------
               (Address of Principal Executive Office)          (Zip Code)

               Registrant's Telephone Number, including Area Code:

                                 (212) 409-2000
                               Mr. Jay R. Petschek
                             Boyar Value Fund, Inc.
                               590 Madison Avenue
                            New York, New York 10022
                     ---------------------------------------
                     (Name and Address of Agent for Service)

                                    Copy to:

                            Daniel Schloendorn, Esq.
                            Willkie Farr & Gallagher
                               One Citicorp Center
                              153 East 53rd Street
                          New York, New York 10022-4677

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

                             BOYAR VALUE FUND, INC.

                                    FORM N-1A

                              CROSS REFERENCE SHEET



Part A
Item No.                             Prospectus Heading

1.   Cover Page..................  Cover Page

2.   Synopsis....................  The Funds' Expenses

3.   Condensed Financial
     Information.................  Financial Highlights

4.   General Description of
     Registrant..................  Cover Page; Investment Objective and
                                   Policies; Certain Securities and Investment
                                   Techniques; Risk Factors and Special
                                   Considerations; Additional Information

5.   Management of the Fund......  Management of the Fund

6.   Capital Stock and Other
     Securities..................  Additional Information

7.   Purchase of Securities
     Being Offered...............  How Net Asset Value is Determined; How to
                                   Purchase Shares

8.   Redemption or Repurchase....  How to Redeem Shares

9.   Pending Legal Proceedings...  Not applicable

Part B                             Heading for the Statement of Additional
Item No.                           Additional Information
------                             ---------------------------------------

10.  Cover Page..................  Cover Page

11.  Table of Contents...........  Contents

12.  General Information and
     History.....................  Management of the Fund; See
                                   Prospectus--"Additional Information"

13.  Investment Objective and
     Policies....................  Investment Objective; Investment Policies

14.  Management of the
     Registrant..................
                                   Management of the Fund; See
                                   Prospectus--"Management of the Fund"

15.  Control Persons and
     Principal Holders of
     Securities..................
                                   Management of the Fund; See
                                   Prospectus--"Management of the Fund"

16.  Investment Advisory and
     Other Services..............
                                   Management of the Fund; See
                                   Prospectus--"Management of the Fund"

17.  Brokerage Allocation.......   Investment Policies; Portfolio Transactions

18.  Capital Stock and Other
     Securities..................
                                   Management of the Fund--Organization of the Fund; See Prospectus--"Additional
                                   Information"

19.  Purchase, Redemption and
     Pricing of Securities Being
     Offered.....................

                                   Additional Purchase and Redemption
                                   Information; See Prospectus--"How to
                                   Purchase Shares", "How to Redeem Shares" and
                                   "How Net Asset Value is Determined"

20.  Tax Status..................  Additional Information Concerning Taxes; See
                                   Prospectus--"Dividends, Distributions and
                                   Taxes"

21.  Underwriters................  Investment Policies; See
                                   Prospectus--"Management of the Fund"

22.  Calculation of Performance
     Data........................
                                   Determination of Performance

23.  Financial Statements.......   Statement of Assets and Liabilities; Report
                                   of Ernst & Young LLP, Independent Accountants

Part C
------

     Information required to be included in Part C is set forth after the appropriate item, so numbered, in Part C to this Registration Statement.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                   Subject to completion, dated March 3, 1998

PROSPECTUS                                               _____________, 1998

                             BOYAR VALUE FUND, INC.

                     590 Madison Avenue, New York, NY 10022



Boyar Value Fund, Inc. (the "Fund") is a no load mutual fund that seeks long-term capital appreciation, which it pursues by investing primarily in equity securities of companies that are believed by the Fund's investment adviser to be intrinsically undervalued.

Investment advisory services for the Fund are provided by Boyar Asset Management, Inc. (the "Adviser") and the Fund is managed by Ladenburg Thalmann Fund Management Inc. (the "Manager").

This Prospectus briefly sets forth certain information about the Fund that investors should know before investing. Investors are advised to read this Prospectus carefully and retain it for future reference.

Additional information about the Fund, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission ("SEC") in a document entitled "Statement of Additional Information" and is available for reference, along with other related materials, on the SEC Internet Web site (http://www.sec.gov). The Statement of Additional Information is also available upon request and without charge by calling the Fund at 1-800-266-5566. Information regarding the status of shareholder accounts may also be obtained by calling the Fund at the same number. The Fund maintains a Web site at www.boyarvalue.com. The Statement of Additional Information bears the same date as this Prospectus and is incorporated by reference into this Prospectus.

Shares of the Fund are not deposits or obligations of or guaranteed or endorsed by any bank, and shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investments in shares of the Fund involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                    CONTENTS


THE FUND'S EXPENSES............................................................3

INVESTMENT OBJECTIVE AND POLICIES..............................................4

CERTAIN SECURITIES AND INVESTMENT TECHNIQUES...................................9

RISK FACTORS AND SPECIAL CONSIDERATIONS.......................................12

MANAGEMENT OF THE FUND........................................................14

HOW TO PURCHASE SHARES........................................................18

HOW TO REDEEM SHARES..........................................................21

HOW NET ASSET VALUE IS DETERMINED.............................................23

DIVIDENDS, DISTRIBUTIONS AND TAXES............................................24

ADDITIONAL INFORMATION........................................................26



                                      (i)

                               THE FUND'S EXPENSES

                  The following table lists the costs that an investor will incur, either directly or indirectly, as a shareholder of the Fund, based upon the Fund's projected annual operating expenses:

Shareholder Transaction Expenses

     Maximum sales charge imposed on purchases of
         share (as a percentage of offering price)....................    None

     Redemption Fee...................................................   None(1)

Annual Operating Expenses (as percentage of average net assets)

     Management and advisory fees.....................................   1.00%
     12b-1 fees (distribution and service fees)(2)....................    .25%
     Other expenses (after expense reimbursements)(3).................    .50%
                                                                         -----

Total Fund Operating Expenses (after expense waivers and
     reimbursements)(3)...............................................   1.75%

----------

1 A wire transfer fee is charged by the Fund's custodian in the case of redemptions made by wire. Such fee is subject to change and is currently $9.

2 The Fund bears an annual Rule 12b-1 service fee of .25% of the value of the average daily net assets. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales loads permitted by the National Association of Securities Dealers.

3 The Manager and the Adviser are voluntarily absorbing certain expenses (excluding litigation, indemnification, taxes and other extraordinary expenses) that would cause all "Other expenses" to exceed .50%. It is currently anticipated that this arrangement will continue until further notice to shareholders. Based on the Fund's projected annualized average net assets, if these expenses are not absorbed, "Other expenses" would be 1.20% and "Total Fund Operating Expenses" would be 2.45%.

     The nature of the services for which the Fund pays management and advisory fees is described below under "Management of the Fund." The percentage of "Other expenses" in the table above is based on annualized estimates of expenses for the Fund's initial fiscal year and includes fees for shareholder services, custodial fees, legal and accounting fees and registration fees, net of expense reimbursements.

Example

                  The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical $1,000 investment in the Fund assuming (1) a 5% annual return, (2) payment of the shareholder transaction expenses and annual Fund operating expenses set forth in the table above and (3) complete redemption at the end of the period.



                  1 Year                    3 Years
                  ------                    -------

                  $18.38                    $56.90



                  The above example is intended to assist an investor in understanding various costs and expenses that the investor would bear upon becoming a shareholder of the Fund. The example should not be considered to be a representation of past or future expenses. Actual expenses of the Fund may be greater or less than those shown above. The assumed 5% annual return shown in the example is hypothetical and should not be considered to be a representation of past or future annual return; the actual return of the Fund may be greater or less than the assumed return.

                        INVESTMENT OBJECTIVE AND POLICIES

IN GENERAL

                  The investment objective of the Fund is long-term capital appreciation, which it pursues by investing primarily in equity securities which are believed by Boyar Asset Management, Inc. (the "Adviser") to be intrinsically undervalued. The Fund seeks to achieve its investment objective by investing substantially all, but under normal market conditions no less than 65 percent, of its total assets in equity securities, including common stock, preferred stock or securities convertible into or exchangeable for common stock. It is anticipated that the equity securities in which the Fund will invest will be traded on domestic and foreign securities exchanges or on the over-the-counter markets. The Fund may also make temporary investments in investment grade corporate debt obligations and U.S. Government securities for defensive purposes when it believes market conditions warrant and as a cash management technique. See "Temporary Investments." In addition, the Fund may engage in securities lending transactions in order to generate income to cover Fund expenses. See "Lending of Securities." The Fund's investment objective may not be changed without shareholder approval. There is no assurance that the Fund's investment objective will be achieved.

                  Because the Fund will invest primarily in equity securities, it will be subject to general conditions prevailing in securities markets and the net asset value of the Fund's shares will fluctuate with changes in the market prices of its portfolio securities.

INVESTMENT STRATEGY

                  The Adviser seeks out intrinsically undervalued corporations and purchases their shares at low prices relative to their perceived inherent worth. This can lead to the potential for significant capital appreciation. The intrinsic value of a corporation is the estimated current worth that would accrue to the stockholders of a company, either through liquidation of corporate assets upon termination of operations, or through the sale or merger of the entire enterprise as a continuing business. In the Adviser's opinion, within an investment time horizon of three to five years, typically either the stock market will accurately reflect a corporation's intrinsic value or the assets of the corporation will be acquired by a third party. From 1975 through June 5, 1997, approximately 43% of the corporations that the chief investment officer of the Adviser, Mr. Mark A. Boyar, has extensively researched and written in-depth research reports about in his Asset Analysis Focus research service ("Asset Analysis Focus") have been acquired or liquidated (i.e., the assets were sold to a third party and the proceeds of the sale were distributed to the shareholders) at a premium to the price of the company's shares at the time the initial research report appeared in Asset Analysis Focus. Of the companies which were acquired or liquidated, the average time period from the date the initial research report was issued until a transaction actually occurred was 5.7 years.

                  This "Buy and Hold" investment strategy reflects the determination to grow capital and maintain purchasing power by holding stocks for the long term. A long-term orientation may sound stodgy, but this approach is as important to investment success as picking the right stocks at the right price and at the right time. Holding the equity of good companies purchased at bargain prices allows compounding to work without the return-eroding effects of commissions and capital gains taxes. Buying and holding stocks not only postpones the payment of capital gains taxes but there are also added positive effects on the compounding rate. The Adviser believes that by reducing the number of transactions generated by profit taking, all the money invested is still working for a better return until the future tax liability is incurred.

                  There is an advantage to the "Buy and Hold" investment strategy assuming various rates of return. Frequent securities trading may increase the tax liabilities of investors and reduce investors' after tax return by not taking advantage of lower capital gains rates and the advantage of deferring payment of Federal tax liabilities. Under a "Buy and Hold" strategy, tax liabilities may be deferred to the future and, when paid, may be paid at capital gains rates that may be lower than ordinary tax rates. There is no guarantee that Federal capital gains rates will remain lower than Federal ordinary tax rates.

                  To hasten the recognition factor of an intrinsically undervalued corporation's shares in the marketplace, the Adviser also looks for companies that have some type of catalyst or trigger, for example: a corporation that has undergone or is about to undergo an asset redeployment program, resulting in potentially greater return on assets; a company whose chief operating officer and major stockholder is relatively old and has no heir to take over the company upon his death or retirement; or a corporation that is engaged in more than one business, with the possibility that the second business might be spun off to the existing shareholders. The Adviser generally will avoid investing in corporations whose shares are widely held by institutions or closely followed by investment analysts, because the likelihood of a great disparity between stock market value and intrinsic value is remote.

                  At the time of the purchase of the corporation's shares, the Adviser determines the value of all of the assets and liabilities of the corporation and thereby establishes a potential selling price for the corporation's common stock. The Adviser reviews the company's asset base from time to time (especially when the common stock of a corporation nears its sell price target), to carefully determine if something has changed to alter its opinion -- if not, the security is sold when it meets its fully valued price.

                  The Adviser may alternatively sell covered call options or buy put options with exercise prices at a stock's sell target price, although it is not anticipated that the value of the underlying securities on which covered call and put options will be written or purchased will exceed 5% of the Fund's total assets in the foreseeable future. See "Stock Options and Currency Exchange Transactions" in the Statement of Additional Information.

                  The Adviser employs a variety of different investment strategies to uncover investment opportunities for the Fund, including the following:

          1.   Hidden Assets

                  "Hidden" assets are assets whose current values are undervalued on a corporation's financial statements -- a situation which may lead to a disparity between market value and intrinsic worth. Hidden assets include real estate -- buildings and undeveloped acreage, reserves of natural resources -- coal, gas, oil and timber, cellular or cable franchises and inventory reserves resulting from the last-in-first-out method of inventory accounting. The Adviser adjusts the value of these assets to their current market value to calculate the intrinsic worth of the corporation, which may be much higher than the value the stock market accords them.

          2.   Underpriced Businesses

                  Excessive pessimism about a particular industry or a specific company may result in extreme disparities between the stock market value of a corporation and the price that would be placed upon the company if the entire enterprise were acquired by a knowledgeable private investor. When employing this method of valuation, the Adviser considers the subject corporation's historical earning power, present product mix and financial strength as well as the prices at which similar corporations have been acquired in the recent past. The Adviser's findings help place an appropriate value on the shares of the subject company.

          3.   Undervalued Franchises

                  A number of corporations have, over time, created valuable consumer franchises. Their products are recognized easily by consumers around the world. Such franchises are virtually impossible for a potential competitor to duplicate. These "franchise" corporations often can raise prices or even charge a premium for their products or services without losing market share. The value of this competitive advantage may not be adequately reflected in the price of the company's shares.

          4.   Selling For Less Than Net Working Capital

                  The minimum liquidation value of a corporation is, in most instances, its net working capital value. This amount is determined by subtracting from current assets all liabilities senior to the common stock, including current liabilities, long term debt, preferred stock, capitalized lease obligations and certain pension liabilities. The stock market will, at pessimistic extremes, value individual securities at a discount to their net working capital on a per share basis. Investments made at these levels provide an opportunity to purchase securities below their liquidating value and acquire the pro-rata value of property, plant and equipment at zero cost.

          5.   "Fallen Angels"

                  Well known corporations that were once the "darlings" of Wall Street, may fall out of favor with the investment community, causing their stock prices to plummet to unrealistically low levels. The Adviser may purchase shares of such companies if it determines that the fundamentals of such a concern are not permanently impaired.

          6.   Restructuring Plays, Breakups and Spin-offs

                  A company interested in enhancing shareholder value may spin off a portion of its assets to current stockholders through the creation of a new public entity. The common stock of the newly spun-off company often trades temporarily at a substantial discount to its underlying net asset value. This is in part because this new entity is not immediately followed by Wall Street analysts. However, the newly focused "pure play" companies often perform well and soon receive more coverage than they ever would have as one ungainly and difficult to analyze conglomerate.

          7.   Bankruptcies

                  An over-leveraged company that declares bankruptcy can purge itself of excess debt and then emerge as a more competitive enterprise. The stigma of bankruptcy, however, can sometimes depress the stock prices of those companies to bargain levels.

          8.   Under-Followed Companies

                  The Adviser normally invests in the equity of corporations not widely held by institutions or closely followed by other investment analysts. The Adviser believes that this is the area where the stock market is most inefficient in providing investors the opportunity to find unrecognized values. High-profile, popular companies are monitored carefully and consistently by portfolio managers and investment analysts. The likelihood of a profitable disparity developing between the stock market values and the intrinsic values of these businesses is remote.

          9.   Low Price to Earnings Ratios

                  The Adviser believes that the risk inherent in the stock selection process can be reduced by purchasing common equity at price to earnings ratios that are low relative to those that prevail in the general stock market. Earnings disappointments rarely hurt low price to earnings common stocks for long periods of time. On the other hand, positive earnings surprises usually result in an increase of the price to earnings ratio.

          10.  Large Free Cash Flows

                  The Adviser favors companies that generate significantly more cash than they need to finance day-to-day operations. Such companies can use this excess cash to repurchase their own shares, increase dividends or make acquisitions.

          11.  Insider Ownership

                  The Adviser will take positions in the common equity of corporations whose executives buy and hold large amounts of the company's stock. Significant insider ownership of a corporation's shares indicates that the interests of the executives and managers who own those shares are aligned with the interests of other shareholders and they have a powerful incentive to work for the company's long-term success. On the other hand, insignificant insider ownership can depress the shares of an otherwise good company because its managers own too little equity in the business to care much about maximizing shareholder value. The Adviser evaluates investments in companies with extreme positions of insider ownership - significant or insignificant - to aid in determining a company's intrinsic value. Excessive non-stock and non-performance related compensation for a company's top officers can also depress the shares of an otherwise good company. The Adviser will not hesitate to assert its weight as a shareholder of a business that is poorly managed.

                  In making investment selections, the Fund also focuses on certain fundamental financial characteristics of a company, including debt to capital ratios and the market capitalization of small-, medium- and large-sized companies. The Fund has no policy regarding the minimum or maximum market capitalization of companies in which it may invest.

                  CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

PORTFOLIO TRANSACTIONS

                  All orders for transactions in securities and options on behalf of the Fund are placed with broker-dealers selected by the Adviser. Affiliates of the Manager or the Adviser may serve as the Fund's broker in effecting portfolio transactions on national securities exchanges and retain commissions in accordance with certain regulations of the SEC. In addition, the Adviser may select broker-dealers that provide it with research services and may cause the Fund to pay these broker-dealers commissions that exceed those that other broker-dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services received.

FOREIGN SECURITIES

                  Although the Fund will invest primarily in domestic securities, and has no present intention of investing any significant portion of its assets in foreign securities, it reserves the right to invest in foreign securities if the purchase thereof at the time of purchase would not cause more than 15 percent of the value of the Fund's total assets to be invested in foreign securities. See "Foreign Securities" below.

TEMPORARY INVESTMENTS

                  The Fund has adopted a temporary defensive investment policy, which permits the Fund to deviate temporarily from fundamental and non-fundamental investment policies, without a shareholder vote or without prior contemporaneous notification to shareholders, when significant adverse market, economic, political or other circumstances require immediate action to avoid loss. The Fund may invest up to 35 percent of its total assets and, when the Adviser believes market conditions warrant a temporary defensive position, up to 100 percent of its total assets in corporate bonds rated at least Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Services ("S&P"), commercial paper rated at least Prime-2 by Moody's or A-2 by S&P and obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities or in repurchase agreements for any of the foregoing. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the "full faith and credit" of the U.S. Government; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Bonds rated Baa by Moody's and BBB by S&P, while considered "investment grade" obligations, may have speculative characteristics.

REPURCHASE AGREEMENTS

     The Fund may invest in repurchase agreement transactions with member banks of the Federal Reserve System and certain non-bank dealers. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Under the terms of a typical repurchase agreement, the Fund would acquire any underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will at all times be at least equal to the total amount of the purchase obligation, including interest. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations or becomes bankrupt and the Fund is delayed in or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert this right. The Adviser, acting under the supervision of the Fund's Board of Directors (the "Board"), monitors the creditworthiness of those bank and non-bank dealers with which the Fund enters into repurchase agreements to evaluate this risk. A repurchase agreement is considered to be a loan under the Investment Company Act of 1940, as amended (the "1940 Act").

LENDING OF SECURITIES

                  The Fund may lend its portfolio securities to broker-dealers and other financial institutions pursuant to agreements requiring that the loans be continuously secured by cash, letters of credit or U.S. Government securities of a value equal to at least the fair market value of the securities lent. These loans will not be made if as a result the aggregate of all outstanding loans exceeds 33-1/3 percent of the value of the Fund's total assets taken at current value.

STOCK OPTIONS

                  To hedge against adverse market shifts, the Fund may purchase put options on securities held in its portfolio. The Fund may also seek to increase its income or may hedge a portion of its portfolio investments through writing (that is, selling) "covered" call options. As the holder of a put option, the Fund will have the right to sell the securities underlying the option and as the writer (seller) of a call option, the Fund will have the obligation to sell the securities underlying the option, in each case at the option's exercise price at any time prior to, or on, the option's expiration date. A covered call option contemplates that, for so long as the Fund is obligated as the writer of the option, it will own (1) the underlying securities subject to the option or (2) securities convertible into, or exchangeable without the payment of any consideration for, the securities subject to the option. The value of the underlying securities on which covered call and put options will be written or purchased at any one time by the Fund is not anticipated to exceed 5 percent of the Fund's total assets.

                  The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale or purchase transactions. In entering into a closing transaction, the Fund would sell or purchase an option of the same series as the one it has written or purchased, respectively. See "Stock Options and Currency Exchange Transactions" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS

                  In order to limit investment risk, the Fund has adopted certain investment restrictions that are changeable only by shareholder vote. These restrictions, among other things, prohibit the Fund from: purchasing securities of any issuer, other than U.S. Government securities and repurchase agreements collateralized by U.S. Government securities, if the purchase would cause more than 5 percent of the Fund's total assets, taken at market value, to be invested in the securities of that issuer, except that 25 percent of the Fund's assets may be invested without regard to this limit; purchasing more than 10 percent of the voting securities of any issuer, except that 25 percent of the Fund's assets may be invested without regard to this limit; purchasing securities on margin; borrowing money or mortgaging or hypothecating the Fund's assets, although the prohibition against borrowing does not prohibit limited short-term borrowings to meet redemption requests and the prohibition against mortgaging or hypothecating assets does not prohibit escrow arrangements contemplated by writing covered call options; and concentrating more than 25 percent of the Fund's total assets in any one industry. In addition, it is anticipated that the Fund will not invest more than 15 percent of the Fund's net assets in restricted or illiquid securities, including securities that are not readily marketable. This last restriction may be changed by the Fund's Board.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

EQUITY FLUCTUATION

                  Because the major portion of the Fund's portfolio consists of common stocks, it may be expected that its net asset value will be subject to greater fluctuation than a portfolio containing mostly fixed income securities.

FOREIGN SECURITIES

                  Foreign securities present special considerations not typically associated with investments in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the United States and, compared to the United States, there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against these issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. Government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

STOCK OPTIONS

                  The Fund will receive a premium when it writes call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, in some periods, the Fund will receive less total return and in other periods greater total return from its hedged positions than it would have received from its underlying securities if unhedged.

                  In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security. If a put option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, during the life of the option, the Fund will lose its investment in the option. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuations than would be the case if the Fund did not invest in options.

SMALL- AND MEDIUM-SIZED COMPANIES

                  There is no minimum or maximum market capitalization of the companies in which the Fund may invest. Investing in securities of small- and medium-sized companies may involve greater risks since these securities may have limited marketability and, thus, may be more volatile than securities of larger, more established companies or the market in general. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of these shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Although investing in securities of small- and medium-sized companies offers potential for above-average returns if the companies are successful, the risk exists that such companies will not succeed and the prices of their shares could significantly decline in value.

RELATED TRANSACTIONS

                  The Fund is expected to purchase securities that have been recommended by Asset Analysis Focus (the research service affiliated with the Adviser). However, the Fund will acquire new recommendations made by Asset Analysis Focus no earlier than five Business Days after publication of Asset Analysis Focus. The Fund may also purchase shares in combination with other accounts managed by the Adviser. These practices may have an impact on the price and availability of the securities to be purchased by the Fund.

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS

                  The overall management of the business and affairs of the Fund are managed under the direction of its Board of Directors. The Directors, who are identified in the Statement of Additional Information, approve all significant agreements between the Fund and the persons that furnish services to the Fund, including the agreements with the Manager, the Adviser, the Fund's distributor, custodian and administrator and transfer agent. As the Fund's Manager, Ladenburg Thalmann Fund Management Inc. is responsible for the day-to-day business operations of the Fund.

MANAGER

                  The Manager is located at 590 Madison Avenue, New York, New York 10022. Ladenburg Thalmann Asset Management Inc. ("LTAM") owns 50% of the outstanding securities of the Manager. LTAM is a wholly owned subsidiary of Ladenburg Thalmann & Co. Inc. ("LTCI"), a registered broker-dealer which is a member of all principal exchanges, including the New York Stock Exchange ("NYSE") since 1868. LTCI is a wholly owned subsidiary of Ladenburg Thalmann Group Inc. ("Ladenburg Thalmann Group"). Ladenburg Thalmann Group is indirectly controlled by Brooke Group Ltd. ("Brooke Group"). Bennett S. Lebow, the Chairman, President and Chief Executive Officer of Brooke Group, may be deemed to control Brooke Group. Ebbets Field Association LLC, an entity controlled by Mark A. Boyar, holds the other 50% of the outstanding voting securities of the Manager.

                  Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board of Directors, oversees the daily operations of the Fund, supervises the performance of administrative and professional services provided by others, including the Adviser. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a fee, computed daily and payable monthly, at the annual rate of .50 of one percent of the Fund's average daily net assets. The Manager may voluntarily waive all or a portion of its fees from time to time and in its discretion reimburse expenses to be paid by the Fund.

INVESTMENT ADVISER

                  The Adviser is an investment adviser and an affiliate of Mark Boyar & Company, Inc. ("Mark Boyar & Co."), a broker-dealer registered with the SEC. The Adviser's principal business address is 35 East 21st Street, New York, New York 10010.

                  Pursuant to the Investment Advisory Agreement among the Manager, the Adviser and the Fund, the Adviser has agreed to furnish continuous investment advisory services to the Fund. Subject to the supervision and direction of the Fund's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the stated policies of the Fund. The Adviser makes investment decisions for the Fund and places the purchase and sale orders for portfolio transactions. For the services provided pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a fee, computed daily and payable monthly, at the annual rate of .50 of one percent of the Fund's average daily net assets. The Adviser may voluntarily waive all or a portion of its fees from time to time and in its discretion reimburse expenses to be paid by the Fund.

                  Mark A. Boyar is the chief investment officer of the Fund, and will be primarily responsible for the day-to-day management to the Fund's portfolio. Mr. Boyar, the President of Mark Boyar & Co., has also been the President of the Adviser since 1983. Mark Boyar & Company Inc. publishes Asset Analysis Focus, an institutionally oriented research service that focuses on uncovering intrinsically undervalued corporations for investment and merger and acquisition activity.

ADMINISTRATOR

                  Countrywide Fund Services, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354, serves as the Fund's administrator and accounting, transfer, dividend disbursing, shareholder service and plan agent (the "Administrator"). The Administrator is a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc., a New York Stock Exchange listed company principally engaged in the business of residential mortgage lending.

                  Pursuant to the Administration Agreement, the Accounting Services Agreement and the Transfer, Dividend

Disbursing, Shareholder Service and Plan Agency Agreement, the Administrator furnishes the Fund's accounting, data processing, internal auditing and other services required by the Fund; prepares reports to shareholders of the Fund and reports to and filings with the SEC and state Blue Sky authorities; and calculates the net asset value of shares of the Fund. For administrative services provided pursuant to the Administration Agreement, the Fund pays the Administrator a monthly fee, calculated at an annual rate as a percentage of the Fund's average daily net assets, of .150% for the first $50 million, .125% for the next $50 million and .100% for over $100 million of average daily net assets. The monthly fee for administrative services is subject to a $1,000 minimum charge. For accounting services provided pursuant to the Accounting Services Agreement, the Fund pays the Administrator a monthly fee of $2,000 for up to $50 million, $2,500 for $50 million to $100 million, $3,000 for $100 million to $200 million, $4,000 for $200 million to $300 million and $5,000 for over $300 million of average net assets of the Fund during the month. For the performance of transfer agent services by the Administrator (including transfer, dividend disbursing, shareholder service and plan agent services provided pursuant to the Transfer, Dividend Disbursing, Shareholder Service, and Plan Agency Agreement) the Fund pays the Administrator an annual per account charge of $18. This fee is paid monthly and is subject to a $1,200 monthly minimum charge.

DISTRIBUTOR

                  LTCI acts as distributor of the Fund's shares. LTCI's principal address is 590 Madison Avenue, New York, New York 10022.

                  LTCI is a member of the NASD and of the New York, American and other principal national securities exchanges. LTCI is paid monthly fees by the Fund in connection with the servicing of shareholder accounts. A monthly service fee, authorized pursuant to a Shareholder Servicing and Distribution Plan (the "Plan") adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, is calculated at the annual rate of .25% of the value of the average daily net assets of the Fund and is used by LTCI to provide compensation for ongoing servicing and/or maintenance of shareholder accounts with the Fund. Compensation is paid by LTCI to persons, including employees of LTCI, who respond to inquiries of shareholders of the Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Fund's Adviser, Administrator or other agent of the Fund.

     Payments under the Plan are not tied exclusively to the service expenses actually incurred by LTCI, and the payments may exceed expenses actually incurred by LTCI. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by LTCI and amounts it receives under the Plan.

                  Under its terms, the Plan continues from year to year, so long as its continuance is approved annually by vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan (the "Independent Directors"). The Plan may not be amended to increase materially the amount to be spent for the services provided by LTCI without shareholder approval, and all material amendments of the Plan also must be approved by the Directors in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) on not more than 30 days' written notice to LTCI.

                  Pursuant to the Plan, LTCI will provide the Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which the expenditures were made. The Directors believe that the Fund's expenditures under the Plan will benefit the Fund and its shareholders by providing better shareholder services.

DIRECTORS AND OFFICERS

                  The officers of the Fund manage its day-to-day operations and are directly responsible to its Board. The Board sets broad policies for the Fund and chooses the Fund's officers. A list of the Directors and officers of the Fund and a brief statement of their present positions and principal occupations during the past five years is set forth in the Statement of Additional Information of the Fund.

CUSTODIAN

                  Star Bank, N.A. (the "Custodian") acts as custodian of the Fund's investments. The Custodian's principal address is 425 Walnut Street, Cincinnati, Ohio.

                  Pursuant to the Custody Agreement, the Custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

EXPENSES OF THE FUND

                  In addition to the fees paid to the Adviser and the Manager, operating expenses for the Fund generally consist of fees of the Administrator and other Fund expenses, which include, among others, the fees and expenses, if any, of the Directors and officers for attending meetings of the Board of Directors, fees of the Fund's Custodian, interest expense, taxes, brokerage fees and commissions, fees and expenses of the Fund's shareholder servicing operations, fees and expenses of qualifying and registering the Fund's shares under Federal and state securities laws, expenses of preparing, printing and distributing prospectuses and reports to existing shareholders, auditing and legal expenses, insurance expenses, association dues, and the expense of shareholders' meetings and proxy solicitations. The Fund is also liable for any non-recurring expenses that may arise such as litigation to which the Fund may be a party. The Fund may be obligated to indemnify the Board of Directors and officers with respect to such litigation. All expenses of the Fund are accrued daily on the books of the Fund at a rate which is equal to the actual expenses expected to be incurred by the Fund in accordance with generally accepted accounting principles. Currently, the Manager and the Adviser are voluntarily absorbing certain expenses and they may, in their discretion and as they deem appropriate, continue to waive a portion or all of the fees payable to them by the Fund.

                             HOW TO PURCHASE SHARES

                  There are no sales commissions charged to investors. Assistance in opening accounts may be obtained from the Administrator by calling 1-800-266-5566, or by writing to the Fund at the address shown below for regular mail orders. Assistance is also available through any broker-dealer authorized to sell shares of the Fund. Such broker-dealer may charge you a fee for its services. Payment for shares purchased may be made through your account at the broker-dealer processing your application and order to purchase. Your investment will purchase shares at the Fund's net asset value next determined after your order is received by the Fund in proper order as indicated herein. The minimum initial investment in the Fund, unless stated otherwise herein, is $5,000. For retirement plans, the minimum initial investment is $2,500. The Fund may, in the Adviser's sole discretion, accept certain accounts with less than the stated minimum initial investment.

                  Payment must be made by check or money order drawn on a U.S. bank and payable in U.S. dollars. All orders received by the Administrator, whether by mail, bank wire or facsimile order from a qualified broker-dealer, prior to the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time, will purchase shares at the net asset value next determined on that business day. If your order is not received by the close of regular trading on the NYSE, your order will purchase shares at the net asset value determined on the next business day. See "How Net Asset Value is Determined".

                  Due to Internal Revenue Service ("IRS") regulations, applications without social security or tax identification numbers will not be accepted. If, however, you have already applied for a social security or tax identification number at the time of completing your account application, the application should so indicate. The Fund is required to, and will, withhold taxes on all distributions and redemption proceeds if the number is not delivered to the Fund within 60 days.

                  Investors should be aware that the Fund's account application contains provisions in favor of the Fund, the Administrator and certain of their affiliates, excluding such entities from certain liabilities (including, among others, losses resulting from unauthorized shareholder transactions) relating to the various services made available to investors.

                  Should an order to purchase shares be canceled because your check does not clear, you will be responsible for any resulting losses or fees incurred by the Fund or the Administrator in the transaction.

                  Regular Mail Orders. Please complete and sign the Account Application form accompanying this Prospectus and send it with your check, made payable to Boyar Value Fund, Inc. and mail it to:

                  Boyar Value Fund, Inc.
                  c/o Shareholder Services
                  P.O. Box 5354
                  Cincinnati, Ohio  45201-5354

                  Bank Wire Orders. Investments can be made directly by bank wire. To establish a new account or add to an existing account by wire, please call the Fund, at 1-800-266-5566, before wiring funds, to advise the Fund of the investment, the dollar amount and the account registration. This will ensure prompt and accurate handling of your investment. Please have your bank use the following wiring instructions to purchase by wire:

                  Star Bank, N.A.
                  ABA# 042000013
                  For Boyar Value Fund #4836-16975
                  FFC: Shareholder Name and Account Number

It is important that the wire contain all the information and that the Fund receives prior telephone notification to ensure proper credit. Once your wire is sent you should, as soon as possible thereafter, complete and mail your Account Application to the Fund as described under "Regular Mail Orders," above.

                  Additional Investments. You may add to your account by mail or wire (minimum additional investment of $1,000) at any time by purchasing shares at the then current net asset value as aforementioned. Before making additional investments by bank wire, please call the Fund at 1-800-266-5566 to alert the Fund that your wire is to be sent. Follow the wire instructions above to send your wire. When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the "Invest by Mail" stub which is attached to your Fund confirmation statement. Otherwise, be sure to identify your account in your letter.

                  Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the net asset value on or about the last business day of the month or quarter. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Administrator.

                  Employees and Affiliates of the Fund. The minimum purchase requirement is not applicable to accounts of Directors, officers or employees of the Fund or certain parties related thereto. The minimum initial investment for such accounts is $1,000.

                  Stock Certificates. Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements which will show the number of shares owned.

                  Tax-Deferred Retirement Plans. Shares of the Fund are available for purchase in connection with the following tax-deferred retirement plans:

                  --   Keogh Plans for self-employed individuals;

                  -- Individual retirement account (IRA) plans for individuals and their non-employed spouses;

                  -- Qualified pension and profit-sharing plans for employees, including those profit-sharing plans with a 401(k) provision; and

                  -- 403(b)(7) custodial accounts for employees of public school systems, hospitals, colleges and other nonprofit organizations meeting certain requirements of the Internal Revenue Code of 1986, as amended (the "Code").


                  Direct Deposit Plans. Shares of the Fund may be purchased through direct deposit plans offered by certain employers and government agencies. These plans enable a shareholder to have all or a portion of his or her payroll or social security checks transferred automatically to purchase shares of the Fund.

                              HOW TO REDEEM SHARES

                  Shares of the Fund may be redeemed on each day that the Fund is open for business by sending a written request to the Fund. The Fund is open for business on each day the NYSE is open for business. Any redemption may be for more or less than the purchase price of your shares depending on the market value of the Fund's portfolio securities. All redemption orders received in proper form, as indicated herein, by the Administrator prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) will redeem shares at the net asset value per share determined as of that business day's close of trading. Otherwise, your order will redeem shares on the next business day. You may also redeem your shares through a broker-dealer who may charge you a fee for its services.

                  The Board of Directors reserves the right to involuntarily redeem any account having an account value of less than $5,000 (due to redemptions, exchanges or transfers, and not due to market action) upon 60 days' written notice. If the shareholder brings his account value up to $5,000 or more during the notice period, the account will not be redeemed. Redemptions from retirement plans may be subject to tax withholding.

                  If you are uncertain of the requirements for redemption, please contact the Fund, at 1-800-266-5566, or write to the address shown below.

                  Regular Mail Redemptions Your request should be addressed to Boyar Value Fund, Inc., P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your request for redemption must include:

               1) your letter of instruction or a stock assignment specifying the account number, and the number of shares or dollar amount to be redeemed. This request must be signed by all registered shareholders in the exact names in which they are registered;

               2) any required signature guarantees (see "Signature Guarantees"); and

               3) other supporting legal documents, if required in the case of estates, trusts, guardianships, custodianships, corporations, partnerships, pension or profit sharing plans, and other organizations.

Your redemption proceeds will be mailed to you within three business days after receipt of your redemption request. However, the Fund may delay forwarding a redemption check for recently purchased shares while it determines whether the purchase payment will be honored. Such delay (which may take up to 15 days) may be reduced or avoided if the purchase is made by certified check, government check or wire transfer. In such cases, the net asset value next determined after receipt of the request for redemption will be used in processing the redemption and your redemption proceeds will be mailed to you upon clearance of your check to purchase shares. The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the Securities and Exchange Commission (the "SEC"), (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to fairly determine the value of its assets, and (iii) for such other periods as the SEC may permit.

                  You can choose to have redemption proceeds mailed to you at your address of record, your bank, or to any other authorized person, or you can have the proceeds sent by bank wire to your bank ($5,000 minimum). Shares of the Fund may not be redeemed by wire on days in which your bank is not open for business. Redemption proceeds will only be sent to the bank account or person named in your Account Application currently on file with the Fund. You can change your redemption instructions anytime you wish by filing a letter including your new redemption instructions with the Fund. (See "Signature Guarantees.")

                  There is currently no charge by the Administrator for wire redemptions, however, the Fund's Custodian charges an $9 wire transfer fee for redemptions made by wire. This fee is subject to change. The Administrator reserves the right, upon thirty days' written notice, to make reasonable charges for wire redemptions. All charges will be deducted from your account by redemption of shares in your account. Your bank or brokerage firm may also impose a charge for processing the wire. In the event that wire transfer of funds is impossible or impractical, the redemption proceeds will be sent by mail to the designated account.

                  Signature Guarantees. To protect your account and the Fund from fraud, signature guarantees are required to be sure that you are the person who has authorized a change in registration, or standing instructions, for your account. Signature guarantees are required for (1) change of registration requests, and (2) requests to establish or change redemption services other than through your initial account application. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union, registered broker-dealer or a member firm of a U.S. Stock Exchange, and must appear on the written request for redemption, or change of registration.

                  Systematic Withdrawal Plan. A shareholder who owns shares of the Fund valued at $25,000 or more at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly check in a stated amount not less than $100. Each month or quarter as specified, the Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested or paid in cash. Systematic withdrawals may be deposited directly to the shareholder's bank account by completing the applicable section on the Account Application form accompanying this Prospectus, or by calling or writing the Fund.

                  Redemptions In Kind. If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, you would incur transaction costs in disposing of the redemption proceeds.

                        HOW NET ASSET VALUE IS DETERMINED

                  The net asset value of the Fund is determined on each business day that the NYSE is open for trading, as of the close of the NYSE (normally 4:00 p.m., Eastern time). Securities held by the Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the NYSE is not open for business. As a result, the net asset value per share of the Fund may be significantly affected by trading on days when the Fund is not open for business. Net asset value per share is determined by dividing the total value of all Fund securities (valued at market value) and other assets, less liabilities, by the total number of shares then outstanding. Net asset value includes interest on fixed income securities, which is accrued daily. See the Statement of Additional Information for further details.

                  Securities which are traded over-the-counter are priced at the last sale price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange will be valued based upon the closing price on the valuation date on the principal exchange where the security is traded. Fixed-income securities will ordinarily be traded in the over-the-counter market and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using currency exchange rates. Securities and other assets for which no quotations are readily available will be valued in good faith at fair value using methods determined by the Board of Directors.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

                  Dividends and Distributions. The Fund expects to distribute substantially all of its net investment income, if any, on an annual basis. The Fund also expects to distribute any net realized long-term capital gains at least once each year. Management will determine the timing and frequency of the distributions of any net realized short-term capital gains.

                  Distributions are paid according to one of the following options:

                  Share Option   - income distributions and capital gains
                                   distributions reinvested in additional
                                   shares.

                  Income Option  - income distributions and short-term capital gains distributions paid in cash; long-term capital gains distributions reinvested in additional shares.

                  Cash Option    - income distributions and capital gains
                                   distributions paid in cash.

                  You should indicate your choice of option on your application. If no option is specified on your application, distributions will automatically be reinvested in additional shares. All distributions will be based on the net asset value in effect on the payable date.

                  If you select the Income Option or the Cash Option and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for six months, your dividends may be reinvested in your account at the then current net asset value and your account will be converted to the Share Option.

                  Taxes. The Fund intends to qualify each year as a regulated investment company ("RIC") within the meaning of the Code. As a RIC, the Fund will be subject to a 4 percent non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain. The Fund expects to pay such dividends and make such distributions as are necessary to avoid the application of this tax.

                  Dividends paid from net investment income and distributions of net realized short-term capital gains are taxable to investors as ordinary income, and distributions derived from net realized long-term capital gains are taxable to investors as long-term capital gains, in each case regardless of how long the shareholder has held Fund shares and whether received in cash or reinvested in additional Fund shares. As a general rule, an investor's gain or loss on a sale or redemption of his Fund shares will be long-term capital gain or loss if he has held his shares for more than one year and will be short-term capital gain or loss if he has held his shares for one year or less. However, any loss realized upon the sale or redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period with respect to such shares.

                  The Taxpayer Relief Act of 1997 made certain changes to the Code with respect to taxation of long-term capital gains earned by taxpayers other than a corporation. In general, for sales made after May 6, 1997, the maximum tax rate for individual taxpayers on net long-term capital gains is lowered to 20% for most assets (including long-term capital gains recognized by shareholders on the sale or redemption of Fund shares that were held as capital assets). This 20% rate applies to sales on or after July 29, 1997 only if the asset was held for more than 18 months at the time of disposition. Capital gains on the disposition of assets on or after July 29, 1997 held for more than one year and up to 18 months at the time of disposition will be taxed as "mid-term gain" at a maximum rate of 28%. A rate of 18% instead of 20% will apply after December 31, 2000 for assets held for more than 5 years. However, the 18% rate applies only to assets acquired after December 31, 2000 unless the taxpayer elects to treat an asset held prior to such date as sold for fair market value on January 1, 2001. In the case of individuals whose ordinary income is taxed at a 15% rate, the 20% rate is reduced to 10% and the 18% rate for assets held for more than 5 years is reduced to 8%. The Fund will provide information relating to that portion of a "capital gain dividend" that may be treated by investors as eligible for the reduced capital gains tax rate for capital assets held for more than 18 months.

                  Investors may be proportionately liable for taxes on income and gains of the Fund, but investors not subject to tax on their income will not be required to pay tax on amounts distributed to them. The Fund's investment activities, including short sales of securities, will not result in unrelated business taxable income to a tax-exempt investor. The Fund will designate that portion of the Fund's dividends that will qualify for the federal dividends received deduction for corporations. The Fund's investments in foreign securities may subject it to certain withholding and other taxes imposed by foreign countries with respect to dividends, interest, capital gains and other income. It is not expected that the payment of such taxes by the Fund will give rise to a direct credit or deduction available to the Fund's shareholders.

                  The Fund may be required to withhold federal income tax at a rate of 31 percent ("backup withholding") from dividends paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Any amounts withheld under the backup withholding rules may be credited against a shareholder's federal income tax liability.

                  Each shareholder will receive an annual statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of such dividends and distributions for federal income tax purposes. Shareholders should consult their own tax advisers as to the state and local tax consequences of investing in the Fund.

                             ADDITIONAL INFORMATION

ORGANIZATION

                  The Fund is registered under the 1940 Act as an open-end, diversified, management investment company and was incorporated on February 28, 1997 under the laws of the State of Maryland. The Fund has an authorized capitalization of 1,000,000,000 shares with a par value of $.001 per share and transferable without restriction. All shares of the Fund have equal rights and privileges as to participation in dividends and distributions and in the net distributable assets of the Fund on liquidation.

                  When issued, shares are fully paid and nonassessable, and have no preemptive, conversion or exchange rights. Certain aspects of the shares may be changed, upon notice to Fund shareholders, to satisfy certain tax regulatory requirements, if the change is deemed necessary by the Directors.

                  From time to time, advertisements or reports to shareholders may compare the performance of the shares to that of other mutual funds (or classes thereof) with a similar investment objective. The performance of the shares also might be compared to rankings prepared by Lipper Analytical Services, Inc. and Morningstar, Inc., which are widely recognized, independent services that monitor the performance of mutual funds, as well as to various unmanaged indices, such as the Standard & Poor's 500 Composite Stock Price Index. Performance information may be useful in reviewing the performance of the shares and in providing a basis for comparison with other investment alternatives. Investors should be aware that because the performance of the Fund changes in response to fluctuation in interest rates, price fluctuations in securities markets, the Fund's expenses and other factors, a performance quotation should not be considered representative of the Fund's performance for any future period. Shareholders may make inquiries regarding the Fund, including current performance quotations, by calling their account representative.

VOTING RIGHTS

                  Investors in the Fund are entitled to one vote for each full share held and proportional, fractional votes for fractional shares held. There will normally be no meeting of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of the Fund may be removed from office upon the vote of shareholders holding at least a majority of the Fund's outstanding shares, at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of 10% of the outstanding shares of the Fund.

                                      * * *

                  No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Fund's Statement of Additional Information or the Fund's official sales literature in connection with the offering of shares of the Fund, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer of the shares of the Fund in any state in which, or to any person to whom, such offer may not lawfully be made.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE A PROSPECTUS.

                  Subject to completion, dated March 3, 1998


                       STATEMENT OF ADDITIONAL INFORMATION

                                __________, 1998


                             BOYAR VALUE FUND, INC.

                  590 Madison Avenue, New York, New York 10022

                       For information, call 800-266-5566



                                    Contents
                                    --------

                                                                            Page
                                                                            ----

Investment Objective...........................................................2
Investment Policies............................................................2
Investment Limitations.........................................................8
Portfolio Valuation...........................................................10
Portfolio Transactions........................................................11
Management Of The Fund........................................................14
Distribution And Shareholder Servicing........................................21
Additional Purchase And Redemption Information................................21
Additional Information Concerning Taxes.......................................22
Determination Of Performance..................................................27
Independent Accountants And Counsel...........................................28
Financial Statement...........................................................29



               This Statement of Additional Information is meant to be read in conjunction with the Prospectus for Boyar Value Fund, Inc. (the "Fund"), dated _________, 1998, as amended or supplemented from time to time, and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund's Prospectus may be obtained by calling the Fund at 800-266-5566.

                              INVESTMENT OBJECTIVE

               The investment objective of the Fund is long-term capital appreciation.

                               INVESTMENT POLICIES

               The following policies supplement the descriptions of the Fund's investment objective and policies in the Prospectus.

Stock Options and Currency Exchange Transactions
------------------------------------------------

               Stock Options. When Boyar Asset Management, Inc. (the "Adviser") believes that individual portfolio securities are approaching the top of the Adviser's growth and price expectations, the Fund may write covered call options against such securities. The Fund may also purchase put options. The value of the underlying securities on which covered call and put options will be written or purchased, respectively, at any one time by the Fund is not anticipated to exceed 5% of the Fund's total assets. The Fund writes and purchases options only for hedging purposes and not for speculation.

               The Fund realizes fees (referred to as "premiums") for granting the rights evidenced by the options it has written. A call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified period or at a specified time.

               The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

               In the case of options written by the Fund that are deemed covered by virtue of the Fund's holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

               Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as "in-the-money," "at-the-money" and "out-of-the-money," respectively. The Fund may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. To secure its obligation to deliver the underlying security when it writes a call option, the Fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "Clearing Corporation") and of the securities exchange on which the option is written.

               Prior to their expirations, call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Fund has purchased a put option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written a call option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

               There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund's ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

               Securities exchanges generally have established limitations governing the maximum number of calls of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the Adviser may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

               Currency Exchange Transactions. The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into forward contracts to purchase or sell currency or (iii) by purchasing exchange-traded currency options.

               Foreign Investments. Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Fund may invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund's assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries. Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country's central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

               Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

               Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

               U.S. Government Securities. The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. Because the U.S. government is not obligated by law to provide support to an instrumentality it sponsors, the Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

               Lending of Portfolio Securities. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board of Directors (the "Board"). These loans, if and when made, may not exceed 33 1/3% of the Fund's total assets taken at current value. The Fund will not lend portfolio securities to affiliates of the Adviser unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a "finder."

               By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Although the generation of income is not an investment objective of the Fund, income received could be used to pay the Fund's expenses and would increase an investor's total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value;
(v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

               American, European and Continental Depositary Receipts. The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.

               Convertible Securities. Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. Because of this conversion feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock while permitting the investor to obtain a yield that is generally greater than that obtainable from the underlying common stock. In addition, convertible securities generally offer greater stability of price than the underlying common stock during declining market periods. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock. The Adviser may make modifications of its investment strategy for the Fund as it deems advisable in light of its experience in managing the Fund or in response to changing market or economic conditions.

               Warrants. The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant.

               Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

               Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, time deposits maturing in more than seven days and repurchase agreements which have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

               Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The Fund's investment in illiquid securities is subject to the risk that, should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

               Borrowing. The Fund may borrow, temporarily, up to 33 1/3% of its total assets for extraordinary purposes or to meet redemption requests which might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value will be exaggerated. If, while such borrowing is in effect, the value of the Fund's assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank.

                             INVESTMENT LIMITATIONS

               The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 11 through 13 may be changed by a vote of the Board at any time.

               The Fund may not:

               1. Borrow money except that the Fund may borrow from banks for temporary or emergency purposes in an amount that may not exceed 33 1/3% of the value of the Fund's total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, and forward commitment transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

               2. Make loans, except that the Fund may purchase or hold fixed-income securities, lend portfolio securities up to 33 1/3% of the Fund's total assets and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

               3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

               4. Purchase the securities of any issuer if as a result (a) more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer or (b) the Fund would acquire 10% or more of the voting securities of such issuer, except that these limitations do not apply to U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities and except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

               5. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities or the purchase of securities directly from the issuer in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

               6. Purchase or sell real estate, except that the Fund may invest in securities (a) secured by real estate, mortgages or interests therein, (b) issued by companies which invest in real estate or interests therein or (c) hold and sell real estate acquired by the Fund as the result of the ownership of securities.

               7. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in currencies, securities and stock indexes, futures contracts and options on futures contracts and enter into short sales or short sales "against the box" in accordance with the Fund's investment objective, policies and limitations.

               8. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

               9. Invest in commodities, except that the Fund may (a) purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, (b) purchase and sell currencies on a forward commitment or delayed-delivery basis and (c) enter into stand-by commitments.

               10. Pledge, mortgage or hypothecate its assets, or otherwise issue senior securities, except (a) to the extent necessary to secure permitted borrowings and (b) to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

               11. Invest more than 15% of the Fund's net assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

               12. Make additional investments if the Fund's borrowings exceed 5% of its total assets.

               13. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

               Notwithstanding paragraphs numbered 1, 7, 8, 9 and 10, the Fund has no present intention of engaging in transactions involving futures contracts and options on futures contracts or of entering into short sales and short sales "against the box," and will not do so until approved by the Fund's Board and upon appropriate notice to investors.

               If a percentage restriction (other than the percentage limitation set forth in No. 1 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                               PORTFOLIO VALUATION

               The share net price (net asset value) of the shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m., Eastern time) on each business day, except on days when the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. The Fund may also be open for business on other days in which there is sufficient trading in its portfolio securities such that its net asset value might be materially affected. For a description of the methods used to determine the share price, see "Net Asset Value" in the Prospectus.

               Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days which are not business days in New York and days on which the Fund's net asset value is not calculated. As a result, calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board or its delegates deems that the particular event would materially affect net asset value, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a pricing service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

                             PORTFOLIO TRANSACTIONS

               The Adviser is responsible for establishing, reviewing and, where necessary, modifying the Fund's investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the after market, are normally executed at a price between the bid and asked price, which includes a dealer's mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

               The Adviser will select specific portfolio investments and effect transactions for the Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, the Adviser will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. All orders for transactions in securities and options on behalf of the Fund are placed with broker-dealers selected by the Adviser. Affiliates of Ladenburg Thalmann Fund Management Inc. ("the Manager") or the Adviser may serve as the Fund's broker in effecting portfolio transactions on national securities exchanges and retain commissions in accordance with certain regulations of the SEC.

               The Adviser may, in its discretion, effect transactions in portfolio securities with dealers (other than the Adviser, the Manager and their affiliates) who provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or other accounts over which the Adviser exercises investment discretion. The Adviser may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser. Research and other services received may be useful to the Adviser in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Fund. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts and economists; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the Adviser in carrying out its responsibilities. Research received from brokers or dealers is supplemental to the Adviser's own research program. The fees to the Adviser under its advisory agreement with the Fund are not reduced by reason of its receiving any brokerage and research services. Since the Adviser and the Manager are obligated to provide management, which includes elements of research and related skills, such research and related skills will not be used by the Adviser or the Manager (or their affiliates) for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

               Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, securities to be sold or purchased for the Fund may be aggregated with those to be sold or purchased for such other investment clients in order to obtain best execution.

               Any portfolio transaction for the Fund on a securities exchange may be executed through Ladenburg Thalmann & Co. Inc., a broker-dealer and an affiliate of the Manager (the "Distributor"), or Mark Boyar & Company, Inc. ("Mark Boyar & Co."), an affiliate of the Adviser, if, in the Adviser's judgment, the use of the Distributor or an affiliate of the Adviser is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the Distributor or an affiliate of the Adviser charges the Fund a commission rate consistent with those charged by the Distributor or an affiliate of the Adviser to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

               In no instance will portfolio securities be purchased from or sold to the Manager, the Adviser or the Distributor or any affiliated person of such companies. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

               Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

               The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund's portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund's interest.

Portfolio Turnover

               The Fund anticipates that the rate of Portfolio turnover will, generally, not exceed 50% in the current fiscal year. The Fund does not intend to seek profits through short-term trading, but the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation.

                             MANAGEMENT OF THE FUND

Officers and Board of Directors
-------------------------------

               The names (and ages) of the Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

                                                         Occupations During the
                                                         ----------------------
Name, Address, Age           Position(s) Held                Past Five Years
------------------           ----------------                ---------------


Mark A. Boyar (54)*          Chairman and Chief         President and Director
35 East 21 Street            Executive Officer          of Boyar Asset
New York, New York  10010                               Management, Inc. since
                                                        June 1983; President of
                                                        Mark Boyar & Company,
                                                        Inc. since 1979; Manager
                                                        and Member of Ebbets
                                                        Field Association LLC
                                                        since 1998; Chairman
                                                        and general partner of
                                                        Boyar Partners L.P.
                                                        since 1990; Chairman
                                                        N.R.M.B. Management,
                                                        Inc. since 1988.

Jay R. Petschek (39)*        President, Treasurer,      President of LTFM since
590 Madison Avenue           Chief Financial Officer    1997; President and
New York, New York  10022    and Director               Director of Ladenburg
                                                        Thalmann Asset
                                                        Management Inc. since
                                                        1996; Senior Managing
                                                        Director, Director of
                                                        Investment Policy and
                                                        Director of Ladenburg
                                                        Thalmann & Co., Inc.
                                                        since 1996 and Managing
                                                        Director Corporate
                                                        Finance from 1984-1995;
                                                        President of Corsair
                                                        Management Company Inc.
                                                        since 1993; General
                                                        Partner of Corsair
                                                        Capital Partners L.P.
                                                        since 1991.

Henry A. Alpert (50)         Director                   President of Spartan
1158 Broadway                                           Petroleum Corp. since
Hewlett, New York  10010                                1974; Director of
                                                        Griffon Corp. since
                                                        1995.

A.F. Petrocelli (54)         Director                   Chairman, President, CEO
United Capital Corp.                                    and Director of United
9 Park Place, 4th Floor                                 Capital Corp. since
Great Neck, New York 11021                              1981; Director of
                                                        Philips



--------------------------------
*       Indicates an "interested person" under Section 2(a)(19) of the 1940 Act.

                                                        International Realty
                                                        Corp. since 1997;
                                                        Director of Nathan's
                                                        Famous, Inc. since
                                                        1993; Director of Prime
                                                        Hospitality Corp. since
                                                        1992; Director of Metex
                                                        Corporation since 1981;
                                                        Director of Dorne &
                                                        Margolin, Inc. since
                                                        1981.

Jeffrey S. Silverman (52)    Director                   Chairman of LTS Capital
777 Third Avenue                                        Partners; Chairman and
New York, New York 10017                                CEO of Ply Gem
                                                        Industries, Inc.
                                                        1986-1997; Director of
                                                        Catalina Lighting since
                                                        June 1997; Director of
                                                        Realco since 1995.

Richard Finkelstein (48)     Director                   Vice President of Kenco
1000 Clint Moore Road,                                  Management, Inc. &
Suite 110                                               Affiliates since 1992.
Boca Raton, Florida 33487


Robert G. Dorsey (40)        Vice President             President and Treasurer
312 Walnut Street                                       of Countrywide Fund
Cincinnati, Ohio 45202                                  Services, Inc.; Vice
                                                        President and Treasurer
                                                        of Countrywide
                                                        Financial Services,
                                                        Inc.; Treasurer of
                                                        Countrywide
                                                        Investments, Inc.; Vice
                                                        President of
                                                        Countrywide Investment
                                                        Trust, Countrywide
                                                        Tax-Free Trust
                                                        Countrywide Strategic
                                                        Trust, Brundage, Story
                                                        and Rose Investment
                                                        Trust, Markman
                                                        MultiFund Trust, PRAGMA
                                                        Investment Trust,
                                                        Maplewood Investment
                                                        Trust, a series
                                                        company, the Thermo
                                                        Opportunity Fund, Inc.,
                                                        Lake Shore Family of
                                                        Funds, the Dean Family
                                                        of Funds, Well Family
                                                        of Real Estate Funds,

                                                        Profit Funds Investment
                                                        Trust and the New York
                                                        State Opportunity
                                                        Funds; Assistant Vice
                                                        President of
                                                        Williamsburg Investment
                                                        Trust, Schwartz
                                                        Investment Trust, The
                                                        Tuscarora Investment
                                                        Trust, The Gannett
                                                        Welsh & Kotler Funds
                                                        and Interactive
                                                        Investments.


John F. Splain (41)          Secretary                  Vice President,
312 Walnut Street                                       Secretary and General
Cincinnati, Ohio 45202                                  Counsel of Countrywide
                                                        Fund Services, Inc.;
                                                        Secretary and General
                                                        Counsel of Countrywide
                                                        Investments, Inc. and
                                                        Countrywide Financial
                                                        Services, Inc.;
                                                        Secretary of
                                                        Countrywide Investment
                                                        Trust, Countrywide
                                                        Tax-Free Trust,
                                                        Countrywide Strategic
                                                        Trust, Brundage, Story
                                                        and Rose Investment
                                                        Trust, Williamsburg
                                                        Investment Trust,
                                                        Markman MultiFund
                                                        Trust, The Tuscarora
                                                        Investment Trust,
                                                        PRAGMA Investment
                                                        Trust, Maplewood
                                                        Investment Trust, a
                                                        series company, Wells
                                                        Family of Real Estate
                                                        Funds, Profit Funds
                                                        Investment Trust and
                                                        The Thermo Opportunity
                                                        Fund, Inc.; Assistant
                                                        Secretary of Schwartz
                                                        Investment Trust, The
                                                        Gannett Welsh & Kotler
                                                        Funds, Interactive
                                                        Investments, the New
                                                        York State Opportunity
                                                        Funds, Lake Shore
                                                        Family of Funds and the
                                                        Dean Family of

                                                        Funds.

Mark J. Seger (36)           Assistant Treasurer        Vice President and Chief
312 Walnut Street                                       Operating Officer of
Cincinnati, Ohio 45202                                  Countrywide Fund
                                                        Services, Inc. and Vice
                                                        President of its parent
                                                        company, Countrywide
                                                        Financial Services,
                                                        Inc.; Treasurer of
                                                        Countrywide Investment
                                                        Trust, Countrywide
                                                        Tax-Free Trust,
                                                        Countrywide Strategic
                                                        Trust, Brundage, Story
                                                        and Rose Investment
                                                        Trust, Williamsburg
                                                        Investment Trust,
                                                        Markman MultiFund
                                                        Trust, PRAGMA
                                                        Investment Trust,
                                                        Maplewood Investment
                                                        Trust, a series
                                                        company, The Thermo
                                                        Opportunity Fund, Inc.,
                                                        Lake Shore Family of
                                                        Funds, the New York
                                                        State Opportunity
                                                        Funds, Wells Family of
                                                        Real Estate Funds,
                                                        Profit Funds Investment
                                                        Trust and the Dean
                                                        Family of Funds;
                                                        Assistant Treasurer of
                                                        Schwartz Investment
                                                        Trust, The Tuscarora
                                                        Investment Trust, The
                                                        Gannett Welsh & Kotler
                                                        Funds and Interactive
                                                        Investments, all of
                                                        which are registered
                                                        investment companies.

Tina D. Hosking (29)         Assistant Secretary        Assistant Vice President
312 Walnut Street                                       and Counsel of
Cincinnati, Ohio 45202                                  Countrywide Fund
                                                        Services, Inc.;
                                                        Secretary of PRAGMA
                                                        Investment Trust Lake
                                                        Shore Family of Funds
                                                        and The New York State
                                                        Opportunity Funds;
                                                        Assistant Secretary of
                                                        The Gannett Welsh &
                                                        Kotler Funds and Wells

                                                        Family of Real Estate
                                                        Funds.


               No employee of the Manager, the Adviser or any of their respective affiliates will receive any compensation from the Fund for acting as an officer or director of the Fund. Each other Director will receive an annual fee of $3,000, and $500 for each meeting of the Board attended by him for his services as Director and will be reimbursed for expenses incurred in connection with his attendance at Board meetings.

Directors' Compensation
-----------------------
   Name of Director                              Total Compensation from Fund+
   ----------------                              ----------------------------

 Mark A. Boyar                                   None

 Jay R. Petschek                                 None

 Jeffrey S. Silverman                            $5,000

 Henry A. Alpert                                 $5,000

 A.F. Petrocelli                                 $5,000

 Richard Finkelstein                             $5,000

+ Amounts shown are estimates of future payments to be made in the fiscal year ending December 31, 1998, which the directors have elected to take in shares of the Fund.

As of February 27, 1998, the officers and directors of the Fund as a group owned less than 1% of the Fund's outstanding shares.

Manager
-------

               The Manager serves as manager of the Fund pursuant to a management agreement (the "Management Agreement"). The services provided by, and the fees payable by the Fund to, the Manager under the Management Agreement are described in the Prospectus. The fees are calculated at an annual rate based on a percentage of the Fund's average daily net assets. See in the Prospectus, "Management of the Fund."

               The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of shares and operations of the Fund, including such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Fund's officers and Directors with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Directors in the performance of their duties. The Manager bears promotional expenses in connection with the distribution of the Fund's shares to the extent that such expenses are not assumed by the Fund under its 12b-1

Plan (see below). The compensation and expenses of any officer, Director or employee of the Fund who is an officer, director or employee of the Manager are paid by the Manager.

               By its terms, the Fund's Management Agreement will remain in force for an initial two-year term and from year to year thereafter, subject to annual approval by (a) the Board of Directors or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Directors who are not interested persons of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Fund's Management Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Directors, by a vote of the majority of a Fund's outstanding voting securities, or by the Manager. The Management Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

               Ladenburg Thalmann Asset Management, Inc. ("LTAM") owns 50% of the outstanding securities of the Manager. LTAM is a wholly owned subsidiary of Ladenburg Thalmann & Co. Inc. ("LTCI"), a registered broker-dealer which is a member of all principal exchanges, including the NYSE since 1868. LTCI is a wholly owned subsidiary of Ladenburg Thalmann Group Inc. An entity controlled by Mark A. Boyar, Ebbets Field Association LLC, holds the other 50% of the outstanding voting securities of the Manager. The principal business address of the Manager is 590 Madison Avenue, New York, New York 10022.


Investment Adviser
------------------

               The Adviser serves as investment adviser to the Fund pursuant to a written agreement (the "Investment Advisory Agreement"). The services provided by, and the fees payable by the Fund to, the Adviser under the Investment Advisory Agreement are described in the Prospectus. These fees are calculated at an annual rate based on a percentage of the Fund's average daily net assets. See in the Prospectus, "Management of the Fund."

               By its terms, the Fund's Advisory Agreement will remain in force for an initial two-year term and from year to year thereafter, subject to annual approval by (a) the Board of Directors or (b) a vote of the majority of the Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Directors who are not interested persons of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Fund's Advisory Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Directors, by a vote of the majority of a Fund's outstanding voting securities, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

               The name "Boyar" is a property right of the Adviser. The Adviser may use the name "Boyar" in other connections and for other purposes, including in the name of other investment companies. The Fund has agreed to discontinue any use of the name "Boyar" if the Adviser ceases to be employed as the Fund's investment adviser.

               The Adviser is an affiliate of Mark Boyar & Co., a broker-dealer registered with the SEC. The Adviser's principal business address is 35 East 21st Street, New York, New York 10010. Mark A. Boyar, Chairman and Chief Executive Officer of the Fund, is a controlling person of the Adviser and Mark Boyar & Co.

Administrator
-------------

               Countrywide Fund Services, Inc. (the "Administrator") serves as the Fund's administrator and accounting, transfer, dividend disbursing, shareholder service and plan agent pursuant to three written agreements (the "Agreements"). The services provided by, and the fees payable by the Fund to, the Administrator under the Agreements are described in the Prospectus. See in the Prospectus, "Management of the Fund."

Custodian
---------

               Star Bank, N.A. (the "Custodian") serves as custodian of the Fund's U.S. and foreign assets, pursuant to a custodian agreement (the "Custody Agreement"). The services provided by the Custodian are described in the Prospectus. Under the Custody Agreement, the Custodian will receive fixed fees, based on portfolio transactions, in addition to fees based on the market value of the Fund's portfolio calculated at .03% on the first $20 million, .02% on the next $20 million and .015% on any balance over $40 million. The Custodian's fees are payable monthly and subject of a monthly minimum of $300. See in the Prospectus, "Management of the Fund."

               By its terms, the Custody Agreement will remain in force until terminated. The Custody Agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Directors or by the Custodian.

Organization of the Fund
------------------------

               The Fund was incorporated on February 28, 1997 under the laws of the State of Maryland under the name "Boyar Value Fund, Inc." The Fund's charter authorizes the Board to issue one billion (1,000,000,000) shares of common stock, $.001 par value per share (the "Shares").

               All shareholders of the Fund, upon liquidation, will participate ratably in the Fund's net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

                     DISTRIBUTION AND SHAREHOLDER SERVICING

               The Fund has entered into a Shareholder Servicing and Distribution Plan (the "12b-1 Plan"), pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund will pay the Distributor, in consideration for Services (as defined below), a fee calculated at an annual rate of .25% of the average daily net assets of the Fund. Services performed by the Distributor include (i) ongoing servicing and/or maintenance of the accounts of shareholders of the Fund, as set forth in the 12b-1 Plan ("Shareholder Services"), and (ii) sub-transfer agency services, subaccounting services or administrative services related to the sale of Shares, as set forth in the 12b-1 Plan ("Administrative Services" and collectively with Shareholder Services, "Services") including, without limitation, (a) payments reflecting an allocation of overhead and other office expenses of the Distributor related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of Shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective shareholders of the Fund; and (e) costs involved in obtaining whatever information, analyses and reports with respect to service activities that the Fund may, from time to time, deem advisable.

               Pursuant to the 12b-1 Plan, the Distributor provides the Board, at least quarterly, with reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made.

               The 12b-1 Plan will continue in effect for so long as their continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan, as the case may be ("Independent Directors"). Any material amendment of the 12b-1 Plan would require the approval of the Board in the manner described above. The 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval. The 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

               The offering price of the Fund's shares is equal to the per share net asset value of the shares of the Fund. Information on how to purchase and redeem Fund shares and how such shares are priced is included in the Prospectus under "How Net Asset Value is Determined."

               Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

               If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

                     ADDITIONAL INFORMATION CONCERNING TAXES

               The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares in the Fund. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

The Fund and Its Investments
----------------------------


               The Fund and Its Investments. The Fund intends to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

               As a regulated investment company, the Fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, that it distributes to its shareholders, provided that an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the Code) and its net tax-exempt income for the taxable year is distributed, but will be subject to tax at regular corporate rates on any taxable income or gains that it does not distribute. Furthermore, the Fund will be subject to a United States corporate income tax with respect to such distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet this distribution requirement. Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year.

               The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income. The Board of Directors of the Fund will determine annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The Fund currently expects to distribute any excess annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax (currently at a rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their United States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

               The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long- and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

               With regard to the Fund's investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to pay sufficient dividends and to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

               If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

               The Fund's short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Funds to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

               Passive Foreign Investment Companies. If the Fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a "PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified election fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.

               Recently, legislation was enacted that provides a mark-to-market election for regulated investment companies effective for taxable years beginning after December 31, 1997. This election would result in the Fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the Fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Fund, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The Fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax. The Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

               Dividends and Distributions. Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. Dividends and distributions paid by the Fund (except for the portion thereof, if any, attributable to dividends on stock of U.S. corporations received by the Fund) will not qualify for the deduction for dividends received by corporations. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder holds his shares of the Fund as capital assets).

               Shareholders receiving dividends or distributions in the form of additional shares should be treated for United States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

               Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

               If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

               Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

               Foreign Taxes. Income received by the Fund from non-U.S. sources may be subject to withholding and other taxes imposed by other countries. Because it is not expected that more than 50 percent of the value of the Fund's total assets at the close of its taxable year will consist of stock and securities of non-U.S. corporations, it is not expected that the Fund will be eligible to elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. In the absence of such an election, the foreign taxes paid by the Fund will reduce its investment company taxable income, and distributions of investment company taxable income received by the Fund from non-US sources will be treated as United States source income.

               Backup Withholding. The Fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends and distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

               Notices. Shareholders will be notified annually by the Fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "The Fund and Its Investments") made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Other Taxation
--------------

               Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

               THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                          DETERMINATION OF PERFORMANCE

               From time to time, the Fund may quote its total returns in advertisements or in reports and other communications to shareholders. These figures are calculated by finding the average annual compounded rates of return for the one-, five- and ten- (or such shorter period as the shares have been offered) year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula: P (1 + T)n = ERV. For purposes of this formula, "P" is a hypothetical investment of $1,000; "T" is average annual total return; "n" is number of years; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods (or fractional portion thereof). Total return or "T" is computed by finding the average annual change in the value of an initial $1,000 investment over the period and assumes that all dividends and distributions are reinvested during the period.

               The Fund may advertise, from time to time, comparisons of the performance of its Shares with that of one or more other mutual funds with similar investment objectives. The Fund may advertise average annual calendar year-to-date and calendar quarter returns, which are calculated according to the formula set forth in the preceding paragraph, except that the relevant measuring period would be the number of months that have elapsed in the current calendar year or most recent three months, as the case may be.

               The Fund may also advertise its yield. Yield is calculated by annualizing the net investment income generated by the Fund over a specified thirty-day period according to the following formula:

                      YIELD = 2[(a-b + 1)|6| -1]
                                 ---
                                  cd

For purposes of this formula: "a" is dividends and interest earned during the period; "b" is expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

               The performance of Fund shares will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses allocable to it. As described above, total return and yield are based on historical earnings and are not intended to indicate future performance. Consequently, any given performance quotation should not be considered as representative of performance for any specified period in the future. Performance information may be useful as a basis for comparison with other investment alternatives. However, the Fund's performance will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. Any fees charged by institutional investors directly to their customers in connection with investments in Fund shares are not reflected in the Fund's total return, and such fees, if charged, will reduce the actual return received by customers on their investments.


                       INDEPENDENT ACCOUNTANTS AND COUNSEL


               Ernst & Young LLP, with principal offices at 1300 Chiquita Center, Cincinnati, Ohio, serves as independent accountants for the Fund. The statement of assets and liabilities of the Fund, as of November 20, 1997, that appears in this Statement of Additional Information has been audited by Ernst & Young LLP, whose report thereon appears elsewhere herein.

               Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, New York, New York, 10022-4677, serves as counsel for the Fund as well as counsel to the Manager and the Distributor.

                               FINANCIAL STATEMENT

               The Fund's financial statement follows this Statement of Additional Information.

                         Report of Independent Auditors




To the Board of Directors and Shareholder
Boyar Value Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of the Boyar Value Fund, Inc. as of November 20, 1997. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of the Boyar Value Fund, Inc. at November 20, 1997, in conformity with generally accepted accounting principles.



                                                          /s/ Ernst & Young LLP
                                                              ERNST & YOUNG LLP


Cincinnati, Ohio
February 26, 1998

                             BOYAR VALUE FUND, INC.
                             ----------------------

                       STATEMENT OF ASSETS AND LIABILITIES
                       -----------------------------------

                             AS OF NOVEMBER 20, 1997
                             -----------------------



ASSETS:
       Cash                                                   $100,000
       Organization costs (Note 2)                              91,000
                                                              --------

                  Total assets                                 191,000


LIABILITIES:
       Accrued expenses (Note 2)                                91,000
                                                              --------

                  Total liabilities                             91,000

       Net assets for shares of
       beneficial interest
       outstanding (Note 1)                                   $100,000
                                                              ========

       Shares outstanding (Note 1)                              10,000
                                                              ========

       Net asset value per share                                $10.00



                     The accompanying notes are an integral
                             part of this statement.

                             BOYAR VALUE FUND, INC.
                             ----------------------

                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES
                  --------------------------------------------

                             AS OF NOVEMBER 20, 1997
                             -----------------------

(1) Boyar Value Fund, Inc. (the Fund) is an open-end management investment company established as a Maryland corporation on February 28, 1997.

     The Fund has had no operations except for the initial issuance of shares. On November 20, 1997, 10,000 shares were issued for cash at $10.00 per share.

(2) Expenses incurred in connection with the organization of the Fund and the initial offering of shares are estimated to be $91,000. These expenses have been paid by Ladenburg Thalmann Fund Management Inc. (The "Manager"). Upon commencement of the public offering of shares of the Fund, the Fund will reimburse the Manager for such expenses, with that amount being capitalized and amortized on a straight-line basis over five years. As of November 20, 1997, all outstanding shares of the Fund were held by the Manager, who purchased these initial shares in order to provide the Fund with its required capital. In the event the initial shares of the Fund are redeemed by any holder thereof at any time prior to the complete amortization of organizational expenses, the redemption proceeds payable with respect to such shares will be reduced by the pro rata share (based upon the portion of the shares redeemed in relation to the required capitalization) of the unamortized deferred organizational expenses as of the date of such redemption.

(3) Reference is made to the Prospectus and this Statement of Additional Information for a description of the Management Agreement, the Underwriting Agreement, the Shareholder Servicing and Distribution Plan, the Administration Agreement, tax aspects of the Fund and the calculation of the net asset value of shares of the Fund.

                                     PART C

                                OTHER INFORMATION

Item 24.   Financial Statements and Exhibits

     (a)  Financial Statements -- *

          (1)  Financial Statements included in Part B.

               (A)  Report of Independent Accountants

               (B)  Statement of Net Assets and Liabilities

     (b)  Exhibits:


Exhibit No.         Description of Exhibit

      1             Articles of Incorporation.1

      2             By-Laws.1

      3             Not applicable.

      4             Form of Share Certificate.*

      5             Investment Advisory Agreement.*

      6(a)          Underwriting Agreement.*

       (b)          Form of Dealer's Agreement.*

      7             Not applicable.

      8             Form of Custody Agreement.*

      9(a)          Management Agreement.*

       (b)          Transfer, Dividend Disbursing, Shareholder
                    Service and Plan Agency Agreement.*

       (c)          Administration Agreement.*

       (d)          Accounting Services Agreement.*

       (e)          Administrative Services Agreement.*

     10(a) Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.*

       (b) Opinion and Consent of Venable, Baetjer and Howard, LLP, Maryland counsel to the Fund.*

     11             Consent of Ernst & Young LLP, Independent Accountants.*

     12             Not applicable.

     13             Purchase Agreement.*

     14             Not applicable.

     15             Shareholder Servicing and Distribution Plan.*

     16             Not applicable.

     17             Not applicable.

     18             Not applicable.


----------

1 Incorporated by reference to Registrant's Registration Statement on Form N-1A, filed on June 13, 1997 (Securities Act File No. 333-29253).


*    Filed herewith.



Item 25.  Persons Controlled by or Under Common Control with Registrant

          Not  applicable.

Item 26.  Number of Holders of Securities

          It is anticipated that Ladenburg Thalmann Fund Management Inc. will hold all of the Registrant's shares of common stock, par value $.001 per share, on the date Registrant's Registration Statement becomes effective.

Item 27. Indemnification

          Registrant, officers and directors of Ladenburg Thalmann Fund Management Inc., Boyar Asset Management, Inc. and Ladenburg Thalmann & Co. Inc. and of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. These policies provide insurance for any "Wrongful Act" of an officer or director. Wrongful Act is defined as breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by an officer, director or trustee in connection with the operation of Registrant. Insurance coverage does not extend to (a) conflicts of interest or gain in fact any profit or advantage to which one is not legally entitled, (b) intentional non-compliance with any statute or regulation or (c) commission of dishonest, fraudulent acts or omissions. Insofar as it related to Registrant, the coverage is limited in amount and, in certain circumstances, is subject to a deductible.

          Under Article VIII of the Articles or Incorporation (the "Articles"), the Directors and officers of Registrant shall not have any liability to Registrant or its stockholders for money damages, to the fullest extent permitted by Maryland law. This limitation on liability applies to events occurring at the time a person serves as a Director or officer of Registrant whether or not such person is a Director or officer at the time of any proceeding in which liability is asserted. No provision of Article VIII shall protect or purport to protect any Director or officer of Registrant against any liability to Registrant or its stockholders to which he would otherwise be subject by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Registrant shall indemnify and advance expenses to its currently acting and its former Director to the fullest extent that indemnification of Directors and advancement of expenses to Directors is permitted by the Maryland General Corporation Law.

          Registrant shall indemnify and advance expenses to its officers to the same extent as its Directors and to such further extent as is consistent with such law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

          Article VIII of the By-Laws further limits the liability of the Directors by providing that any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of Registrant, or is or was serving while a director or officer of Registrant at the request of Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by Registrant against judgments, penalties, fines excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the full extent permissible under the Maryland General Corporation Law, the 1993 Act and the 1940 Act, as such statutes are now or hereafter in force, except that such indemnity shall not protect any such person against any liability to Registrant or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of this office.

Item 28.   Business and Other Connections of
           Investment Adviser

          Boyar Asset Management, Inc. is wholly owned by Mr. Mark A. Boyar and acts as investment adviser to Registrant. Boyar Asset Management, Inc. renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 28 of officers and directors of Boyar Asset Management, Inc., together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Boyar Asset Management, Inc. (SEC File No. 801-19283).

Item 29. Principal Underwriter

          (a) Ladenburg Thalmann & Co. Inc. will act as distributor for Registrant.

          (b) For information relating to each director and officer of Ladenburg Thalmann & Co. Inc., reference is made to Form BD (SEC File No. 8-16354) filed by Ladenburg Thalmann & Co. Inc. under the Securities Exchange Act of 1934.

          (c) None.

Item 30. Location of Accounts and Records

         (1)  Boyar Value Fund, Inc.
              590 Madison Avenue
              New York, New York 10022
              (Registrant's Articles of Incorporation, By-Laws and minute books)

         (2)  Boyar Asset Management, Inc.
              35 East 21st Street
              New York, New York 10010
              (records relating to its functions as investment adviser)

         (3)   Ladenburg   Thalmann  Fund  Management  Inc.  590
               Madison Avenue New York, New York 10022 (records relating to its functions as manager)

         (4)  Ladenburg Thalmann & Co. Inc.
              590 Madison Avenue
              New York, New York 10022
              (records relating to its functions as distributor)


         (5)  Countrywide Fund Services, Inc.
              312 Walnut Street
              Cincinnati, Ohio 45202
              records relating to its functions as
              administrator and transfer agent)

         (6)  Star Bank, N.A.
              425 Walnut Street
              Cincinnati, Ohio
              (records relating to its functions as custodian)

Item 31. Management Services

         Not applicable.

Item 32. Undertakings

         (a) Registrant hereby undertakes to file an amendment to the Registration Statement with Certified financial statements showing the initial capital received before accepting subscriptions from any persons in excess of 25 if Registrant proposes to raise its initial capital pursuant to Section 14(a)(3) of the 1940 Act.

         (b) Registrant hereby undertakes to file a post-effective amendment using financial statements which need not be certified, within four to six months from the effective date of the Registration Statement.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 2nd day of March, 1998.


                                              BOYAR VALUE FUND, INC.

                                              By:/s/ Mark A. Boyar
                                                  Mark A. Boyar
                                                  Chairman and Chief
                                                  Executive Officer



         Pursuant to the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

Signature                  Title                         Date
---------                  -----                         ----



/s/ Mark A. Boyar          Chairman and Chief            March 2, 1998
Mark A. Boyar              Executive Officer


/s/ Jay R. Petschek        President, Treasurer,         March 2, 1998
Jay R. Petschek            Chief Financial Officer
                           and Director

/s/ Henry A. Alpert        Director                      March 2, 1998
Henry A. Alpert


/s/ A.F. Petrocelli        Director                      March 2, 1998
A.F. Petrocelli


/s/ Jeffrey S. Silverman   Director                      March 2, 1998
Jeffrey S. Silverman


/s/ Richard Finkelstein    Director                      March 2, 1998
Richard Finkelstein

                                INDEX TO EXHIBITS


Exhibit No.       Description of Exhibit
-----------       ----------------------


    4        Form of Share Certificate.

    5        Investment Advisory Agreement.

    6(a)     Underwriting Agreement.

    (b)      Form of Dealer's Agreement.

    8        Form of Custody Agreement.

    9(a)     Management Agreement.

    (b)      Transfer, Dividend Disbursing, Shareholder
             Service and Plan Agency Agreement.

    (c)      Administration Agreement.

    (d)      Accounting Services Agreement.

    (e)      Administrative Services Agreement.

    10(a) Opinion and Consent of Willkie Farr & Gallagher, counsel to the Fund.

    (b)      Opinion and Consent of Venable, Baetjer and Howard,
             LLP, Maryland counsel to the Fund.

    11       Consent of Ernst & Young LLP, Independent Accountants.

    13       Purchase Agreement.

    15       Shareholder Servicing and Distribution
             Plan.